Exhibit 10.29

October 31, 2003

American Medical Systems, Inc.
10700 Bren Road
Minnetonka, Minnesota 55343-9679
Attn: Jim Call

Re:	Credit Agreement dated as of March 24, 2000 among American Medical Systems, Inc., a Delaware corporation (the “Borrower”), the guarantors party thereto (the “Guarantors”), the lenders party thereto (the “Lenders”) and Bank of America, N.A., as agent for the Lenders thereunder (in such capacity, the “Agent”) (as amended, modified or supplemented from time to time, the “Credit Agreement”)

Ladies and Gentlemen:

Reference is made to the Credit Agreement described above, the defined terms of which are incorporated herein by reference.

At the request of the Credit Parties, the Required Lenders hereby agree that (A) the reference to “270 days” appearing in clause (b) of the definition of “Cash Equivalents” in Section 1.1 of the Credit Agreement is hereby amended and replaced with a reference to “fifteen months” and (B) the reference to “six months” appearing in clause (e) of the definition of “Cash Equivalents” in Section 1.1 of the Credit Agreement is hereby amended and replaced with a reference to “fifteen months”.

Except as amended hereby, all of the terms and provisions of the Credit Agreement shall remain in full force and effect.

The Borrower hereby agrees to pay the fees and expenses of the Agent in connection with this amendment.

This letter agreement shall be governed by and construed in accordance with the laws of the State of New York.

American Medical System, Inc.
October 31, 2003

This letter may be executed in any number of counterparts (including facsimile counterparts), each of which shall constitute an original, but all of which when taken together shall constitute but onc contract.

Sincerely,

BANK OF AMERICA, NA.,
as Agent for the Lenders
By:

Title:	LILIANA CLAAR
Vice President

ACCEPTED AND AGREED AS OF THE DATE FIRST ABOVE WRITTEN:

AMERICAN MEDICAL SYSTEMS, INC.

By: Title:

Acknowledged, Accepted and Agreed This 30th day of October, 2003:

AMERICAN MEDICAL SYSTEMS HOLDINGS, INC. AMS RESEARCH CORPORATION AMS SALES CORPORATION AMERICAN MEDICAL SYSTEMS GYNECOLOGY INC (formerly CRYOGEN, INC.)

By: Title:

American Medical System, Inc.
October 31, 2003

CONSENTED TO:	BANK OF AMERICA, N.A.

By:

Name:

Title:

U.S. BANK NATIONAL ASSOCIATION

By:

Name:

Title:

FLEET NATIONAL BANK

By:

Name:

Title:

LASALLE BANK NATIONAL ASSOCIATION

By:

Name:

Title: